# viggle

Credit Suisse

November 29, 2012

Greg Consiglio, President & COO

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "assume" or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

# What is Viggle?

A comprehensive second screen platform that provides real rewards to users for their loyalty and engagement to TV shows


Discovery & Utility
Companion Viewing
Social
+
Rewards
+150
Walking Dead
viggle
redbox.

viggle

# Viggle Makes TV Better


viggle

## Discovery

- What friends are watching
- Which shows are popular
- What has the most chatter


viggle
redbox.

## Loyalty

- Real Rewards
- Streaks and Quests



## Social

- Chat during show
- Follow friends
- Connect through Facebook
- Twitter trending


60

## Content

- My Guy
- Viggle LIVE
- Exclusive trailers and clips
- Adver-games

viggle

# Simple Idea

- 36 hours of TV every week watched by the average American
- 86% use second screen while watching TV
- 18 loyalty memberships on average per US household

viggle

# Viggle at a Glance

## Overview

- Approaching 1.4M total registered users (1)
- Launched January 2012
- Mobile-based loyalty program for TV
- Consumer engagement platform that complements TV viewing

## Engagement

- 73 minutes active per session (2)
- 17% completed engagements/ad impressions, October 2012 (3)
- 260,288 monthly active users (4)

## Advertisers

Gatorade, Verizon, Pepsi, Dove, Lowe's, FOX, Wendy's, Comcast, National Geographic Channel, Lipton, Burger King, abc, tbs, Universal, Mercedes-Benz, Capital One, Best Buy, Silk, MillerCoors, Lifetime Networks, People

# Why is Second Screen Important?

## Networks need to drive and hold TV ratings

- Competition for viewers' time and attention while they are watching TV
- The water cooler has moved online, and is increasingly fragmented in both space and time

## Advertisers need to reinforce and maximize their TV ROI


viggle
Featured shows
+100
viggle
Featured shows
+50
Modern Family

# Why Now?

| Smartphone & Tablet Ubiquity | + | Connectivity | → | Mobile Content Consumption |
|---|---|---|---|---|


viggle
viggle





| Smartphone & Tablet Ubiquity | Connectivity | Mobile Content Consumption |
|---|---|---|
| >50% Penetration | 2/3 3G+ penetration | ~39 min/day App usage |
| 92 MM People w/ android & IOS phones | >75% 4G-LTE coverage of US population | 86% Utilize another screen while watching TV |
| 35 MM People w/ tablets | | |

viggle

# Team

## Management

| | | |
|---|---|---|
| Robert F.X. Sillerman | Executive Chairman & CEO | CKX, SFX Entertainment, SFX Broadcasting |
| Greg Consiglio | President & COO | AOL, Ticketmaster |
| John Small | CFO | GLG Partners |
| Kevin Arrix | CRO | MTV, CBS, Turner |

## Organization

- 82 full time employees
- 16 sales & marketing
- 38 engineering & product
- 9 finance

## Offices



viggle

# How Viggle Works

1. **Tap the App** to check into your favorite shows

2. **Audio Fingerprint** matches with shows in data center

3. **Confirms** and checks you into the show

4. **Rewards** you points for watching shows

+60

5. **Engage & Share** with friends while watching

6. **Redeem** points and get real rewards

STARBUCKS COFFEE

viggle

# Business Overview

# Sources of Revenue

| Network | Brand CPE | Brand CPM |
|---|---|---|


viggle
+150
Walking Dead

Tune-In


the office
+15
Latest Chatter
Facebook Page

Engagement


Match Success
SportsCenter

Takeover

viggle

# Proven CPE Ad Model

- CPE model – you pay for completes, not impressions
- 17% ad engagement rate – from impression to completion (1)
- Consistent lift in key marketing funnel metrics

**Targeted Impressions** → **Engagement** → **Action**







Notes: (1) Calculated using data reported [illegible]

viggle

# Users: Scale & Engagement

Approaching 1.4 MM registered users

73 minutes per user session (1)

>10 days active per user per month (2)

| | Launch date | Indexed daily uniques | Indexed min/user/mo. |
|---|---|---|---|
| | 2012 | 1.00 | 1.00 |
| | 2008 | 0.46 | 0.05 |
| | 2004 | 1.47 | 0.02 |

Source: [illegible]

Notes: (1) [illegible] (2) [illegible]

viggle

# Users: Scale & Engagement


AVERAGE MINUTES PER USER PER MONTH
902*
441
146
114
68
13
viggle
facebook
foursquare
twitter
tumblr.
LinkedIn

Notes: Selected Social Networking P[illegible] Mobile Browser and App Audience C[illegible], March 2012 [illegible] U.S. Smartphone Subscribers [illegible] iOS, Android and RIM Platforms;
*A[illegible] Viggle [illegible] Google Analytics [illegible] August [illegible] 2012 through October [illegible] 2012
S[illegible] comScore Mobile Metrix 2.0 and [illegible] as of September 2012

viggle

# Partnering for Scale

viggle + DIRECTV


NFL SUNDAY TICKET
Check into any game below and receive +200 DIRECTV bonus points!
viggle
Weeds

Multi-year marketing agreement to drive customer retention and loyalty by rewarding DIRECTV customers with exclusive Viggle point earning opportunities and rewards

## Additional Relationships

GOLF CHANNEL | Discovery Channel | Animal Planet | verizon

A&E | History | OWN | NBC

amc | We | sundance channel | univision

HBO | MLB Network | usa network | Bravo

oxygen | The Weather Channel | style | SPIKE

viggle

# User Experience

# Driving Discovery and Tune-In

viggle

Viggle provides TV networks with a platform to promote upcoming shows, via editorial placement and video spots, and allows users to set reminders for these shows

- 40% engagement rates with promotional trailers
- 50% of users who set a reminder or watched a trailer went on to check in
- 15%-35% of daily active users typically check into promoted shows


viggle
+30
+50
Modern Family
50
lking Dead

viggle

# Creating Sustained Engagement

**viggle LIVE** | A gamification platform for enhancing live TV programming with trivia, polls, mood-o-meters and other interactive content.

130 Viggle LIVE events across 70 programs in the past 8 weeks

- Over 40% participation rate
- 37 min average session for a 1 hour program


viggle
Trivia (+20)
Stay tuned for the next question
+75
What is the name of Christina's debut album?
21%
23%
56%
viggle
viggle
+50
Modern Family
viggle
Points Update
25
orrect!

# Creating Sustained Engagement *(continued)*

**MYGUY**℠ A social fantasy sports game for pro & college football, pro & college basketball & pro baseball. Pick a player. He scores. You score points.

## Viggle launched football version for week 1 of NFL season

- 100k games played during week 1 with no pre-marketing
- 86% of players indicated that they would play at least once per week during season


MyGuy
NYJ 21
21 17
230
MY SCORE
viggle
+100
Browns at Ravens
Play MyGuy for up to +1...
Touchdown!
75

viggle

# Rewards Redemption

Users can redeem in the app; rewards are predominately digitally fulfilled


viggle
$10 iTunes® Card
Confirm Reward
Thanks!
Thanks!

**Catalog** | **Full-Screen Details Page** | **Confirm Reward** | **Redemption Complete** | **Account History with Code** | **Email with Code**

Redemption

Delivery

viggle

# Product Roadmap

# Viggle Product Roadmap

| Consumer Product |
| --- |
| Discovery |
| Enhancement |
| Loyalty |

| Mobile Ad Leadership |
| --- |
| Ad Product Innovation |
| Cross-Media Industry Research |


+200


Points Update
+1,000
You watched Wendy's Commercial.
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
JCPenney
$10 OFF Pchse of $50 or more
SAMPLE

viggle

# Enhancement: Viggle Platform

## Ensures Relevance

Program your network's show pages to include links to existing mobile content

## Drives Engagement

Use Viggle APIs to create custom, synced experiences & integrate Viggle currency

## Increases Monetization

Network partners own the experience, so network partners keep the economics


viggle
SUITS
SEASON ONE TRIVIA
Start
BEHIND THE SCENES
Facebook Page

viggle

# Discovery: What's On 2.0

- Personalized recommendations
- What my friends are watching
- Most social


viggle
+200
Suits

# Ad Product Innovation: Commercial Check-In

- User checks into TV commercial
- Unlocks companion experience
- Companion experience customizable to brand needs


Match Success
Modern Family
CHECK INTO THE WENDY'S® COMMERCIAL TO EARN +1,000 POINTS!
Wendy's Commer...
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Points Update
+1,000
You watched Wendy's Commercial.
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Take the Wendy's® Foodie Quiz

# Financial Summary

# User Base: Stability without Marketing Spend

NEW USERS & MONTHLY ACTIVE USERS


350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
233,607
60,403
New Users
Monthly Active Users
Jan '12
Feb '12
Mar '12
Apr '12
May '12
Jun '12
July' 12
Aug '12
Sep '12
Oct '12

TOTAL REGISTERED USERS


1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1,183,314
Jan '12
Feb '12
Mar '12
Apr '12
May '12
Jun '12
July' 12
Aug '12
Sep '12
Oct '12

CHECK-INS


16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
9,695,615
Jan '12
Feb '12
Mar '12
Apr '12
May '12
Jun '12
July' 12
Aug '12
Sep '12
Oct '12

POINTS EARNED & REDEEMED


4,000,000,000
3,500,000,000
3,000,000,000
2,500,000,000
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
0
1.31B
1.27 B
Earned
Redeemed
Jan '12
Feb '12
Mar '12
Apr '12
May '12
Jun '12
July' 12
Aug '12
Sep '12
Oct '12

- Active Users are defined as Viggle members that have earned or redeemed points in the app in the past 30 days (excluding points earned for registration).

viggle

# Advertiser Growth


F2012-13 Quarterly Ad Revenue ($000s)
$526
$1,314
$2,021
F3Q12
F4Q12
F1Q13


No. of Advertisers in Quarter
6
18
5
23
14
Repeat Advertisers
F3Q12
F4Q12
F1Q13


No. of Advertisers Spending $100K+ in Quarter
2
4
7
F3Q12
F4Q12
F1Q13

F2012-2013 Booked Revenue by Advertiser Category


Other*
15.2%
Food & Bev
24.0%
Retail
5.3%
Telecom
8.9%
Consumer Finance
6.6%
Network
17.6%
QSR
14.5%
CPG
7.9%


<$100K
14
$200K+
8
$100K-
$199K
6

No. of Advertisers by Level of F2012-13 Booked Revenue

viggle

# User Profitability

Revenue per MAU


$3.17
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

Cash Cost of Rewards per MAU


$2.14
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July' 12 Aug '12 Sep '12

Marketing Acquisition Costs per MAU


5 .88
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

Operating Expenses ($M)


$2.38M
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July' 12 Aug '12 Sep '12

viggle

# GetGlue Overview

## Highlights

- GetGlue is the leading Social TV platform featuring social-based fan communities and virtual rewards.
- GetGlue provides customers with a modern TV guide, listing both TV and online content, in calendar form.
- Based in NYC, the Company was founded in Feb 2007
- 3.2M registered users.
- 10M web/monthly uniques (Comscore: July 2012)
- LTM revenue: $300K.
- Monthly burn rate: $450K (2012 avg.)
- $24M raised (last round: $12M in Dec. 2011) with no debt.
- 34 employees, including 16 engineering.
- Purchase price expected to be for $25M in cash and 48M VGGL shares.
- Transaction is subject to standard closing conditions.

## Acquisition Benefits

- The combined company expected to be the dominant second screen and social TV platform.
- Addition of experienced product and engineering teams.
- Fast monetization of GetGlue users from Viggle sales team.
- Acceleration of product roadmap.
- Quadrupling of network partnerships.


Guide
ON NOW
The Walking Dead
Boardwalk Empire
Family Guy
Yankees @ Red Sox
7 7
LATER TODAY
Homeland


Verizon
4:09 PM
GetGlue
Glee
331 Check-ins
Berry
Evil Sue is finally back!
Cindy Watrous
Thank goodness for DVR
Karollyon
Santana, Cassandra y Wade nailed it!
Mr. Shaun Willett
This most recent episode was horrible. This season is really testing my loyalty. This may be the last season for Glee.
Stream
Conversation
Check-in
Guide
Stickers

GetGlue IPad and IPhone screenshots

The statements herein are forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act, as amended, and are based on information currently available to Viggle and Viggle's current expectations, and are subject to a number of risks and uncertainties, including whether the acquisition will close, whether Viggle can successfully integrate GetGlue and realize the expected benefits of the acquisition, and other general risk factors applicable to Viggle's business described in Viggle's filings with the SEC. These statements speak only as of the date of this presentation and Viggle undertakes no obligation to update these statements.

# Thank You